    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 1999

                                                 REGISTRATION STATEMENT NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-3
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                           --------------------------

                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

          Louisiana                                        72-1106167
   (State of Jurisdiction of                            (I.R.S. Employer
  Incorporation or Organization)                       Identification No.)

                           8545 United Plaza Boulevard
                          Baton Rouge, Louisiana 70809
                                 (225) 932-2500
   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                           --------------------------

                                 Gary P. Graphia
                          Secretary and General Counsel
                               The Shaw Group Inc.
                           8545 United Plaza Boulevard
                          Baton Rouge, Louisiana 70809
                                 (225) 932-2500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           --------------------------

                                   Copies to:

   Robert K. Hatcher            Jeffrey A. Chapman           David P. Oelman
Vinson & Elkins L.L.P.       Vinson & Elkins L.L.P.      Andrews & Kurth, L.L.P.
2300 First City Tower        3700 Trammell Crow Center      4200 Chase Tower
   1001 Fannin                    2001 Ross Avenue             600 Travis
Houston, Texas 77002-6760      Dallas, Texas 75201-2975      Houston, TX 77002
   (713) 758-2222                 (214) 220-7700              (713) 220-4045

                           --------------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. 333-88563 [X]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                           --------------------------

                                                CALCULATION OF REGISTRATION FEE
==============================================================================================================================
       TITLE OF EACH CLASS OF SECURITIES                    PROPOSED MAXIMUM                           AMOUNT OF
               TO BE REGISTERED                       AGGREGATE OFFERING PRICE (1)                 REGISTRATION FEE
----------------------------------------------- ---------------------------------------- -------------------------------------
         Common Stock, no par value                          $9,200,000                               $2,557.60
=============================================== ======================================== =====================================

(1) Calculated in accordance with Rule 457(o) under the Securities Act of 1933.

==============================================================================================================================

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933. The contents of the Registration Statement on Form S-3 (File No. 333-88563) filed by The Shaw Group Inc. with the Securities and Exchange Commission on October 7, 1999, as amended by Amendment No. 1 thereto filed on October 15, 1999, which was declared effective on November 4, 1999, are incorporated herein by reference.

                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION OF EXHIBIT
-----------            ----------------------

5.1                    Opinion of Kantrow, Spaht, Weaver & Blitzer (A
                       Professional Law Corporation)

23.1                   Consent of Vinson & Elkins L.L.P.

23.2                   Consent of Kantrow, Spaht, Weaver & Blitzer (A
                       Professional Law Corporation) (included in Exhibit 5.1)

23.3                   Consent of Arthur Andersen LLP

23.4                   Consent of Hannis T. Bourgeois & Co., LLP

99.1                   Officer's Certificate

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Baton Rouge, State of Louisiana, on November 3, 1999.

                                           THE SHAW GROUP, INC.

                                           By: /s/ J.M. BERNHARD, JR.*
                                              ----------------------------------
                                                   J.M. Bernhard, Jr.
                                           President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


      SIGNATURES                                         TITLE                                           DATE

/s/ J.M. BERNHARD, JR.*                    President, Chief Executive Officer and                  November 3, 1999
---------------------------------------    Director
    J.M. Bernhard, Jr.                     (principal executive officer)

/s/ ROBERT L. BELK,*                       Executive Vice President, Chief Financial               November 3, 1999
---------------------------------------    Officer and Treasurer
    Robert L. Belk                         (principal financial officer and
                                           principal accounting officer)

/s/ ALBERT MCALISTER*                      Director                                                November 3, 1999
---------------------------------------
    Albert McAlister

/s/ L. LANE GRIGSBY*                       Director                                                November 3, 1999
---------------------------------------
    L. Lane Grigsby

/s/ DAVID W. HOYLE*                        Director                                                November 3, 1999
---------------------------------------
    David W. Hoyle

/s/ JOHN W. SINDERS, JR.*                  Director                                                November 3, 1999
---------------------------------------
    John W. Sinders, Jr.

/s/ WILLIAM H. GRIGG*                      Director                                                November 3, 1999
---------------------------------------
    William H. Grigg


* By: /s/ Gary P Graphia
     ------------------------
          Gary P. Graphia
          Attorney-in-Fact